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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 21, 1999


                               Azul Holdings Inc.
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-14747                                  04-2751102
- ---------------------              ---------------------------
(Commission File Number)         (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                             01867
- ---------------------                            __________________________
(Address of principal executive offices)              (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                                 Xyvision, Inc.
                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report

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Item 5. Other Events.
      On September 21, 1999, Xyvision, Inc. (the "Company") changed its name to "Azul Holdings Inc." Effective September 28, 1999, the Company's stock trading symbol was changed to "AZUL." On September 9, 1999, each of Kevin J. Duffy and Leland S. Kollmorgen resigned as members of the Board of Directors of the Company.

 The full text of the Company's press release issued in connection with the foregoing matters is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


      (c) Exhibits.


      See Exhibit Index attached hereto.


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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 1999
                                                AZUL HOLDINGS INC.
                                          -------------------------------
                                                   (Registrant)



                   By:
                                          /s/ Wendy Darland
                                          -------------------------------
                                          Wendy Darland
                                          Vice President, Chief Financial
                                          Officer,
                                          Secretary and Treasurer



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                              EXHIBIT INDEX



 Exhibit
 Number     Description
- --          --------------
99          Press Release

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